UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2025

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-34360	ENTERGY TEXAS, INC.
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas corporation) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 981-2000
	72-1229752		61-1435798

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Texas

Entergy Texas, Inc.	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement. (Entergy Texas, Inc.)
On December 9, 2025, Entergy Texas, Inc. (“Entergy Texas”) entered into certain agreements related to the construction and leasing of a planned 754-megawatt combined cycle gas power plant, Legend Power Station, in Jefferson County, Texas (the “Facility” and, together with the ground site, the “Leased Property”). Among others, those agreements included (collectively, the “Transaction Documents”):
•a Participation Agreement (the “Participation Agreement”) among Entergy Texas, as Lessee and Construction Agent, BA Leasing BSC, LLC (“BAL”), as Lessor, Bank of America, N.A., acting in the capacity as Administrative Agent, and the persons named on Schedule II thereto, as “Rent Assignees” (together with BAL, the “Participants”);
•a Construction Agency Agreement (the “Construction Agency Agreement”) between Entergy Texas, as Construction Agent, and BAL, as Lessor; and
•a Lease, Deed of Trust and Security Agreement (the “Lease”) between Entergy Texas, as Lessee, and BAL, as Lessor.
Costs of construction of the Facility to be funded under the Participation Agreement are expected not to exceed $1.450 billion. The Facility will be constructed on property owned by Entergy Texas, which will be leased to BAL under a ground lease.
Pursuant to the Construction Agency Agreement, Entergy Texas will act as the Construction Agent for BAL in connection with the design, construction and development of the Facility until Lease commencement. The Lease is expected to commence approximately twenty-six (26) months from the date hereof.
Construction advances will be made monthly to Entergy Texas as Construction Agent for the Facility under the Participation Agreement and, together with capitalized yield, will accrue into the Lease Balance (as such term is used in the Transaction Documents). Upon commencement of the Lease, Entergy Texas will lease the Leased Property from BAL for a term of up to approximately fifty-eight (58) months (the “Term”). During the Term, Entergy Texas will make rent payments for yield incurred on the Lease Balance. In addition, Entergy Texas will pay all operating costs (including insurance, taxes and utility costs) and all costs of repairs and modifications to the Facility.
At any time following commencement of the Lease, Entergy Texas will have the option to purchase the Facility (the “Early Purchase Option”) for an amount approximately equal to the Lease Balance, accrued and unpaid rent, any applicable breakage cost, any unamortized lessor’s indirect cost, plus all other amounts then due and payable under the related agreements (the “Purchase Amount”). If the Early Purchase Option were exercised prior to the second anniversary of the commencement date of the Lease, such purchase will be financed by the Participants, who will take back a secured, non-amortizing note in an amount equal to the Purchase Amount.
If Entergy Texas does not exercise the Early Purchase Option, at the end of the Term Entergy Texas must elect one of the following options:
(a) extend the Lease for an additional five years with the consent of Participants;
(b) purchase the Leased Property; or

(c) arrange a sale of the Leased Property to a third party (in which case Entergy Texas will owe or be owed any difference between the Lease Balance and the sale price).
The Transaction Documents contain certain customary covenants, including restrictions on Entergy Texas relating to the pledge of its assets and certain asset sales. The Participation Agreement also includes a covenant that requires Entergy Texas to maintain a consolidated debt ratio of 65% or less of its total capitalization. Entergy Texas’s obligations under the Transaction Documents may be accelerated and/or its rights to the Leased Property may be terminated upon an event of default, which includes non-payment of rent or yield, breach of representation or warranty, breach of covenant, certain cross-defaults, bankruptcy, material judgments, ERISA events and Entergy Corporation ceasing to own, directly or indirectly, at least 80% of Entergy Texas common stock.
The foregoing description of each of the Transaction Documents does not purport to be complete and is qualified in its entirety by reference to the full text of each such Transaction Document, filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant. (Entergy Texas, Inc.)
    The information set forth above under Item 1.01 is incorporated herein by reference.
Item 8.01 Other Events. (Entergy Corporation)
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (Entergy Texas, Inc.)
(d) Exhibits.
The following exhibits have been filed herewith:

Exhibit Index

Exhibit No.	Description of Exhibit

10.1*
Participation Agreement, dated as of December 9, 2025, by and among Entergy Texas, as Lessee and Construction Agent, BA Leasing BSC, LLC, as Lessor, Bank of America, N.A., acting in the capacity as Administrative Agent, and the persons named on Schedule II thereto, as “Rent Assignees.”

10.2*	Construction Agency Agreement, dated as of December 9, 2025, by and between Entergy Texas, as Construction Agent, and BA Leasing BSC, LLC, as Lessor.

10.3*	Lease, Deed of Trust and Security Agreement, dated as of December 9, 2025, by and between Entergy Texas, as Lessee, and BA Leasing BSC, LLC, as Lessor.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of such schedules and attachments to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Texas, Inc.

By: Barrett E. Green
Barrett E. Green
Vice President and Treasurer

Dated: December 11, 2025